Exhibit 10.20

THIS SUPPLEMENTAL AGREEMENT is made on 30th day of June 2024

BETWEEN:

1.	LIM ALFRED (NRIC No. S0028833J) of 10 Marlene Avenue, Singapore 556622 (the “Lender”); and

2.	EUDA HEALTH HOLDINGS LIMITED (Company Number 2053029), a company incorporated in the British Virgin Islands and having its registered office at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Island (the “Borrower”).

(together, the “Parties” and each, a “Party”).

WHEREAS:

(A)	By a Loan Agreement dated 2nd February 2023 (the “Agreement”), the Lender lent to the Borrower the sum of US$128,750.00 (the “Loan”) at an interest rate of 8% per annum (the “Interest”) which sum was to be repaid by 31st March 2023.

(B)	The Parties entered into a Supplemental Agreement dated 31st March 2023 (the “Supplemental Agreement 1”) to extend the maturity date to 31st December 2023 and a Supplemental Agreement dated 16th April 2024 (the “Supplemental Agreement 2”) to further extend the maturity date to 30th June 2024.

(C)	The Parties hereto have agreed to make amendments to the Agreement on the terms and subject to the conditions of this Supplemental Agreement (the “Supplemental Agreement 3”) which is supplemental to the Agreement.

NOW THIS SUPPLEMENTAL AGREEMENT WITNESSES as follows:

1.	DEFINITIONS

1.1	Words and expressions which have a defined meaning in the Agreement shall have the same meaning when used in this Supplemental Agreement.

1.2	Words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include bodies corporate or unincorporate.

2.	AMENDMENTS TO THE AGREEMENT

It is hereby agreed between the Lender and the Borrower that the Agreement be amended with effect from the date hereof as follows:

(a)	by deleting clause 4 of the Agreement in its entirety and substituting with the following:

“The Loan and Interest shall be fully repaid by 31st December 2024.”

3.	CONFIRMATION AND INCORPORATION

3.1	Except to the extent expressly amended by the provisions of this Supplemental Agreement, the terms and conditions of the Agreement are hereby confirmed and shall remain in full force and effect.

3.2	The Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered to be part of the Agreement and, without prejudice to the generality of the foregoing, where the context so allows, all references in the Agreement to “this Agreement”, “hereof”, “herein”, “herewith”, “hereunder” and words of similar, shall be read and construed as references to the Agreement as amended, modified or supplemented by this Supplemental Agreement.

4.	COUNTERPARTS

This Supplemental Agreement may be signed in any number of counterparts, all of which taken together and when delivered to each party hereto shall constitute one and the same Agreement. Any Party may enter into this Supplemental Agreement by signing any such counterpart and each counterpart may be signed and executed by the Parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original. This Supplemental Agreement shall come into force on the date stated at the beginning and shall continue in force from such date notwithstanding the execution of this Supplemental Agreement by the Parties on different date(s).

5.	GOVERNING LAW AND JURISDICTION

This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore. Each of the Parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Courts of Singapore for all purposes in relation to this Supplemental Agreement and waives any objection on the ground of venue or forum non conveniens or on similar grounds.

IN WITNESS WHEREOF, the Parties hereto have caused this Supplemental Agreement to be executed by their duly authorised representatives this day and year abovewritten.

Signed by Lim Alfred	)
in the presence of:	)

Signed by Chen Wei Wen Kelvin	)
for and on behalf of	)
EUDA Health Holdings Limited	)
in the presence of:	)

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